Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2018	Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

NOTE 8 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through May 18, 2018, the date the financial statements were available to be issued noting the following transactions that would impact the accounting for events or transactions in the current period or require additional disclosures.

In May, 2018, the Company issued 5,000 shares of its common stock to Mr. Nikolin Kasa, brother of Mr. Ali Kasa, CEO of the Company, for $6,000 (or valued at $1.2 per share) of consulting and business advisory services that will be performed within the following year.

NOTE 10: SUBSEQUENT EVENTS

Management has evaluated the subsequent events through April 17, 2018, the date which the financial statements were available to be issued noting no items that would impact the accounting for events or transactions in the current period or require additional disclosures.

On January 17, 2018, the Company acquired Anvia (Australia) Pty Ltd, formerly known as Kasa Corporation (Australia) Pty Ltd, for all of its issued and outstanding shares of common stock on the date of acquisition. Upon completion of the acquisition, Anvia (Australia) Pty Ltd became a wholly-owned subsidiary of the Company. Anvia (Australia) Pty Ltd shall operate Anvia market and Anvia recruiters’ sites and business units in Australia and global markets.

The Company acquired Anvia (Australia) Pty Ltd from Nikolin Kasa, who is brother of Ali Kasa, President and Chief Executive Officer of Anvia Holdings Corporation. The acquisition was made in consideration of the Company issuing 5,000 shares of common stock valued at U.S $0.60 per share for a total consideration of $3,000, based on the fair value of the common stock on the date of acquisition.